SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                FORM 8-K/A


                        AMENDMENT TO CURRENT REPORT
                 FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                  TREASURE AND EXHIBITS INTERNATIONAL, INC.
           (Exact name of Registrant as specified in its charter)


                             AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated March 19, 1998 on Form 8-K as set forth in the pages attached hereto;

     (List all such items, financial statements, exhibits or other portions amended)


The text of Item 2. Acquisition or Disposition of Assets contained an inadvertent error in that the consideration reflected at $817,500 in cash to acquire the artifacts and display items paid to Seahawk should have read $617,500 as reflected in the amended Item 2. text attached hereto and made an integral part of this Amendment to Current Report on Form 8-K/A.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           TREASURE & EXHIBITS INTERNATIONAL,
                                           INC.


May 14, 1998                               BY:/s/Larry Schwartz
                                           Larry Schwartz, President

              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549





                            FORM 8-K/A

                           AMENDMENT TO
                          CURRENT REPORT


                         MARCH 19, 1998
        Date of Report (Date of Earliest Event Reported)




                            2-96366-A
                      (Commission File Number)


             TREASURE & EXHIBITS INTERNATIONAL, INC.


       Florida                                          59-248340
(State of Other Juris-                             (IRS Employer Iden-
diction of Incorporation)                           tification Number)


                 2300 Glades Road, Suite 450-West
                    Boca Raton, Florida 33431
             (Address of Principal Executive Offices)


                         (561) 750-7200
                 (Registrant's Telephone Number)

                    VANDERBILT SQUARE CORP.
               (Former Name or Former Address, if
                    Changed Since Last Report)

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

     On March 19, 1998, the Registrant acquired certain artifacts and displays jointly from Seahawk Deep Ocean Technology, Inc., a Colorado corporation and Seahawk I, Ltd., a Florida Limited Partnership with principal offices in Tampa, Florida ("Seahawk"). The Company acquired the artifacts and displays through exercise of a purchase option contained in a prior lease agreement between Seahawk as Lessor and the Company and Michael's Treasure Jewelry, Inc., a closely-held Florida corporation, Co-Lessees.

     On March 19, 1998, the Company entered into a purchase agreement for exercise of the lease agreement option itself with the consent and agreement of Michael's Treasure Jewelry, Inc. which did not participate in the purchase. Michael's consented to the Company's exercise of the purchase option and waived all of its rights to purchase the certain artifacts and displays covered by the lease agreement. The Company continues with its due diligence efforts in connection with the Company's proposed purchase of Michael's Treasure Jewelry, Inc. Exercise of the lease agreement purchase option at this time by the Company alone was readily agreed to by Michael's in the circumstances.

     The artifacts and displays acquired by the Company through exercise of the purchase option is comprised partially of inventory and partially of permanent display items to be used at retail locations of Michael's Treasure Jewelry, Inc. following the Company's acquisition of that closely-held business.

     The Company exercised the artifacts and displays purchase option through payment to Seahawk of the following consideration:

     a. $617,500 in cash, $135,000 of which was comprised of a credit for lease payments previously received by Seahawk;

     b. 9,500,000 shares of the Company's restricted Common Stock issued from authorized but previously unissued Common Stock of the Company and valued by Seahawk and the Company by agreement at $0.17 per share or $1,615,000 in the aggregate; and

     c. Delivery by the Company to Seahawk of a secured Promissory Note in the original principal amount of $200,000 due without interest on August 1, 1998.

     The purchase and sale transaction in which the Company acquired the artifacts was closed on March 19, 1998 at the principal offices of Seahawk in Tampa, Florida. The Company took possession of the artifacts, certain of which were owned free and clear of encumbrance by Seahawk and certain of which were encumbered by financing statements securing debts of Seahawk to third persons as reflected in corresponding financing statements filed among the public records of the State of Florida. The Company received the encumbered items subject to the pre-existing secured interests in question totaling debt of approximately $200,000 in the aggregate. Under the terms of the Artifacts and Displays Purchase Agreement, in the event that the Company fails to pay the secured Promissory Note comprising part of the consideration supporting the option purchase, the encumbered items must be conveyed forthwith by the Company to the respective secured parties. Moreover, in the event that the Company fails to pay the secured Promissory Note when due, on or before August 1, 1998, interest shall accrue, beginning on March 19, 1998, at the highest rate permitted by law and continuing thereafter until the secured Promissory Note shall be fully paid by the Company.

     As further aspects of the consideration paid by the Company to Seahawk in the transaction, the Company confirmed to Seahawk that it intends to purchase the entire ownership interest of Michael's International Jewelry, Inc. on or before December 31, 1998, that the Company will register the 9,500,000 shares of the restricted Common Stock comprising part of the consideration on or before March 19, 1999 and that the holders of such restricted Common Stock shall have piggy-back registration rights with regard to any secondary public offering of securities of the Company on Form SB-2 or S-1, but not on Form S-8 or S-4.

     In the interim, however, the Company has the right to re-purchase up to 8,000,000 shares of the restricted Common Stock comprising part of the consideration supporting the option purchase transaction. The Company may re-purchase up to 8,000,000 of the shares at a price of $.135 per share, if re-purchased on or before May 3, 1998, or at a price of $.15 per share if re-purchased after May 3, 1998, but prior to June 17, 1998, some 90 days after Closing of the option purchase transaction. The Company's right to re-purchase a maximum of 8,000,000 of the 9,500,000 shares issued and delivered as a part of the consideration for the option purchase transaction will expire as to all shares not previously re-purchased on June 17, 1998.

     Holders of the 9,500,000 shares of the Company's restricted Common Stock issued in connection with the option purchase transaction under the Agreement have the right to put any or all of such stock to the Company at the rate of $.085 per share during the twelve month period beginning March 19, 1999 and ending March 19, 2000. In the event, however, that the Company has not registered the restricted stock comprising consideration in the option purchase transaction on or before March 19, 1999, such shareholders shall have the right to put all of such shares to the Company during the twelve month period beginning March 20, 1999 to the Company at the rate of $.17 per share.

The Company, in such event, is obligated to re-purchase all such shares rightfully put to it under the option purchase agreement.

     Moreover, in the event that the average market bid price of the Company's Common Stock shall be less than $.12 per share during the first five market days following March 19, 1999, the Company is obligated to issue additional authorized but previously unissued restricted Common Stock to the holders of such stock in proportion to their remaining holdings at that time such that the market value of their remaining shares is then equivalent to the original $.17 per share mutually agreed to in the Artifacts and Displays Purchase Agreement as the value of the stock component of the consideration paid by the Company to acquire the artifacts. That is to say, that in the event that the market price, the average bid price over the first five business days of the week immediately following March 19, 1999 has declined more than 30% from the $.17 initially agreed by the parties at Closing of the Artifacts and Displays Purchase Agreement, the Company shall be obligated to issue to such holders a sufficient number of new shares in respect of their holdings at that time to render those holdings returned to their original valuation in the option purchase transaction as a part of the purchase price consideration paid at the outset.

     In all cases, that is, additional issuances, re-purchase rights of the Company and put rights of the Seahawk shareholders, all prices must be adjusted with regard to any intervening forward or reverse splits or recapitalization of the Company undertaken prior to an initial public offering.

     The funds required by the Company to close the option purchase transaction were acquired through loans made to the Company by an affiliate, First Capital Services, Inc., a closely-held Florida corporation controlled by the Company's President and Director, Mr. Larry Schwartz, specifically to enable it to exercise of the option purchase right.

     The Company intends to raise additional debt capital to exercise its right to re-purchase 8,000,000 of the 9,500,000 shares issued in support of the option purchase transaction. The Company intends to undertake registration of a secondary offering of its securities for completion prior to March 19, 1999 and, as previously reported, the Company continues to intend to acquire all of the ownership interest in Michael's International Treasure Jewelry, Inc. pending completion of its current due diligence efforts with regard to the assets, operations and financial condition of Michael's on-going business at the date of this report.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VANDERBILT SQUARE CORP.


Dated: May 14, 1998


                                              BY:/s/Larry Schwartz
                                                 Larry Schwartz, President